Assets held for sale	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Assets held for sale
35	Assets held for sale

Assets held for sale mainly represent property, plant and equipment which are planned to be sold in the next 12 months and are measured at the lower of their carrying amounts and fair values less costs to sell.

		2018	2017
	Note	RMB million	RMB million
Owned aircraft and other flight equipment	19	224	—
Buildings	19	—	8

		224	8

As at December 31, 2018, the carrying amount of the assets held for sale is RMB224 million, while their fair value less cost to sell is RMB238 million. The fair value on which the recoverable amount is based is categorised as a level 3 measurement.